GOODHAVEN FUND
(A Series of The GoodHaven Funds Trust)

(Symbol: GOODX)

SUPPLEMENT DATED DECEMBER 3, 2019 TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and the SAI and should be read in conjunction with the Prospectus and SAI.

A new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor was approved by the Fund’s shareholders at a special shareholder meeting held on November 26, 2019.  Effective as of December 2, 2019, Larry Pitkowsky became the controlling member of the Advisor and the sole Portfolio Manager of the Fund and the new investment advisory agreement went into effect.  The principal business address for the Trust and the Advisor is 374 Millburn Avenue, Suite 306, Millburn, NJ 07041.

In addition, effective as of December 2, 2019, Keith Trauner resigned from his positions as Trustee, Chairman and Chief Compliance Officer of the Trust.  At a Board meeting held on December 2, 2019, Larry Pitkowsky was appointed Chairman of Trust and will continue to serve as its President, Lynn Iaconna was elected Secretary and Treasurer of the Trust and Bernadette Murphy was appointed Chief Compliance Officer of the Trust.

Please retain this Supplement with your Prospectus and Statement of Additional Information dated March 30, 2019 for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-OK-GOODX or 1-855-654-6639.